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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 1, 2002

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                                 METASOLV, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                     0-17920                  75-2912166
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

         5560 Tennyson Parkway                                   75024
             Plano, Texas                                      (Zip Code)
    (Address of principal executive
               offices)

       Registrant's telephone number, including area code: (972) 403-8300

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

         On February 1, 2002, MetaSolv Software, Inc., a Delaware corporation (the "Company") and a wholly owned subsidiary of MetaSolv, Inc., a Delaware corporation, acquired certain of the assets of the Service Commerce division of Nortel Networks Limited for a cash purchase price of $35,000,000 (net of certain adjustments) and the assumption of certain liabilities pursuant to the terms and conditions of the Asset Purchase Agreement dated January 21, 2002 (the "Agreement"), among the Company, as purchaser, Nortel Networks Limited, as vendor, and MetaSolv, Inc., as guarantor.

         The assets acquired consist primarily of intellectual property rights and computer equipment used by Nortel in the operation of Service Commerce's operational support system business. The Company intends to continue to use such assets in the same general business. The acquisition was financed using the Company's working capital.

         The foregoing is qualified in its entirety by reference to the Agreement and the press releases announcing the signing and the closing of the acquisition, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of businesses acquired.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

(b)      Pro form financial information.

         It is impracticable to provide the required proforma financial information at this time. The required proforma financial information will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

(c)      Exhibits.

*2.1. Asset Purchase Agreement dated January 21, 2002, by and among Nortel Networks Limited, as vendor, MetaSolv Software, Inc., as purchaser, and MetaSolv, Inc., as guarantor.

*99.1    Press Release dated January 22, 2002.

*99.2    Press Release dated February 1, 2002.

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* Filed herewith.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            METASOLV, INC.



                                            By:   /s/ James P. Janicki
                                                  ------------------------------
                                            Name:   James P. Janicki
                                                  ------------------------------
                                            Title:  Chief Executive Officer
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Date: February 15, 2002

                                      S-1

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                                  EXHIBIT INDEX

*2.1. Asset Purchase Agreement dated January 21, 2002, by and among Nortel Networks Limited, as vendor, MetaSolv Software, Inc., as purchaser, and MetaSolv, Inc., as guarantor.

*99.1  Press Release dated January 22, 2002.

*99.2  Press Release dated February 1, 2002.

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*Filed herewith